SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K





                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:  May 5, 1999


                        COMMERCIAL LABOR MANAGEMENT, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Nevada                    33-26531LA                88-0241079
--------------                ------------              -----------------
(State or other               (Commission               (IRS Employer
jurisdiction of               File Number)              Identification No.)
incorporation)



137 N. Larchmont, #507, Los Angeles, CA  90004
--------------------------------------------------------
(Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code 323-933-0565



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Item 1.           Changes in Control of Registrant

         Pursuant to a Plan of Reorganization and Exchange Agreement (the "Agreement") dated as of April 30, 1999 and entered into on May 3, 1999, the shareholders of Zeros & Ones, Inc., a Delaware corporation ("ZOI"), will receive from Commercial Labor Management, Inc., a Nevada corporation, ("CLMI" or "Registrant"), 6,000,000 newly-issued shares of Registrant's Common Stock in exchange for 100% of the outstanding shares of Zeros & Ones, Inc. (the "Acquisition"). The 6,000,000 shares would represent approximately 90% of the outstanding shares of the common stock of Registrant on a fully-diluted basis. Shareholders of CLMI have agreed to surrender and return 3,800,000 outstanding shares of CLMI common stock at the closing of the Acquisition to facilitate the transaction.

         Pursuant to the Agreement, Zeros & Ones, Inc. will designate up to five persons to be the new directors of Registrant on the closing of the Acquisition and the present directors of Registrant will resign as directors subject to compliance with Section 14f of the Securities Exchange Act of 1934, as amended, as necessary. The new directors have not yet been designated by Zeros & Ones, Inc.


Item 2.  Acquisition or Disposition of Assets.

         The Plan of Reorganization and Exchange Agreement with Zeros & Ones, Inc. is subject to numerous conditions and contingencies. Pursuant to the Agreement, the shareholders of Zeros & Ones, Inc. will exchange 100% of the shares of ZOI's common stock for an aggregate consideration of 6,000,000 shares of Registrant's Common Stock. The number of shares of Registrant's Common Stock to be issued pursuant to the Agreement was determined by arms-length negotiations in consideration of the financial condition of CLMI as compared to the existing business of ZOI. There is no assurance regarding if or when the Acquisition will close.

         Upon the closing of the Acquisition, Registrant will own 100% of the issued and outstanding shares of ZOI.

         Upon execution of the Agreement, ZOI tendered $75,000 in cash to CLMI or its designee, from which CLMI will pay all accounts payable set forth on the CLMI Financial Statements, or which are incurred after December 31, 1998, with the balance allocable as determined by CLMI in its discretion. ZOI has tendered an additional $15,000 to CLMI to be allocated (i) first, to pay any CLMI accounts payable, and then (ii) as determined by CLMI in its discretion. On May 15, 1999, ZOI will tender to CLMI an additional $15,000, and on the sooner to occur of June 30, 1999 or the closing, ZOI will tender to CLMI a payment of $87,500 in cash, all to be allocated in the same manner.



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         Pursuant to the Agreement,  in the event that: (i) ZOI does not provide
the  financial   information   necessary  for  Registrant  to  comply  with  its
obligations to provide such information in connection with Registrant's filing obligations under the Securities Exchange Act of 1934, as amended or (ii) by the closing of the Acquisition ZOI does not have positive net stockholders' equity of at least $5,000,000, the Registrant will have the right but not the obligation to cancel the Acquisition. ZOI is presently making a private placement of its stock to achieve the level of net stockholders' equity necessary to satisfy the condition in the Agreement. There is no assurance ZOI will satisfy the net stockholders' equity condition in the Agreement.

         The descriptions of the Agreement and the Acquisition contained in this report are qualified in their entirety by reference to the Agreement, dated as of April 30, 1999, by and among Registrant, Zeros & Ones, Inc. and the shareholders of ZOI filed as Exhibit 7.1 to this report.

Item 3.           Bankruptcy or Receivership

                  None.

Item 4.           Changes in Registrants Certifying Accountant

                  None.

Item 5.           Other Events

                  The Company which is being acquired by Registrant is described as follows:

                  Zeros & Ones, Inc. (the "Company") is a Delaware corporation engaged in the business of providing technical consulting services to major technology developers, developing quality Web sites, providing direct to consumer retailing, and creating core technologies that other software and hardware developers can integrate into their own products. In 1996, the Company established a division called Studio Subzero to design and develop Web convergence of traditional media such as television and radio and communication tools such as telephony and facsimile. In early 1999, Zeros & Ones, Inc. entered into a Plan and Agreement of Reorganization with each of the following technology companies: Quantum Arts, Inc., a
                  California Corporation ("Quantum"), EKO Corporation, a California corporation ("EKO"), KidVision, Inc., a California corporation ("Kidvision"), Wood Ranch Technology Group, Inc., a California corporation ("Wood Ranch"), and Polygonal Research Corporation, a California corporation ("Polygonal"). On the closing of the Acquisition, ZOI will own 100% of each of these companies as subsidiaries. KidVision, EKO, and


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                  Polygonal   should   be considered  start-up development stage
                  companies with no significant operating history.

                  Quantum is a media consulting and production company located in Burbank, California. Quantum specializes in digital asset development and production for informational and entertainment purposes.

                  EKO is an Internet based commerce oriented online services and virtual community for entertainment professionals. EKO is currently building its planned website for the Internet.

                  KidVision markets the Kids Education Network ("K.E.N."), a portal Web site, and plans to distribute educational products through its own mail order catalog. KidVision also plans to operate an e-commerce catalog on the Kids Educational Network through which it will distribute its educational products.

                  Wood Ranch provides consulting services for the building of television facilities and has designed ZOI's planned Advanced Media Production Center
                  ("AMPC").

                  Polygonal is the developer of an image compression technology called Dynamic Polygonal Compression ("DPC"). Polygonal plans to manufacture and market products that utilize the DPC engine.

                  Zeros & Ones, Inc. believes that by consolidating the technical expertise of all these companies, it will be in a unique position to create core technologies and advances in media services.

Item 6.           Resignation of Directors and Appointment of New Directors

         On the closing of the Acquisition, the existing Director of Registrant is expected to resign subject to compliance as necessary with Section 14f of the Securities Exchange Act of 1934, as amended. The new Directors have not yet been designated by Zeros & Ones, Inc.

Item 7.           Financial Statements, Pro Forma Financials, & Exhibits

         (a)      Financial Statements of Business Acquired.

         As of the date of filing this current report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days



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after the closing of the Acquisition.

         (b)      Pro Forma Financial Information.

         As of the date of filing this current report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after the closing of the Acquisition.

         (c)      Exhibits.

                  7.1      Plan of Reorganization and Exchange Agreement



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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  May 5, 1999                           COMMERCIAL LABOR MANAGEMENT, INC.



                                             /s/ Edward Torres
                                             -----------------------------------
                                             Edward Torres, President